Annual Report

Global Technology Fund

December 31, 2000

T. Rowe Price


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Global Technology Fund

o The fund got off to a rocky start as technology stocks continued to sell off through the end of the year.

o The return since the fund's inception on September 29 through December 31, 2000, trailed the S&P 500.

o The portfolio is broadly diversified across geographical areas and industry segments of the technology sector.

o    Technology is experiencing a global shift from computing to communications.

o Despite the fund's poor beginning, we are extremely optimistic about its long-term growth prospects.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

We would like to welcome shareholders to this new fund. The three months since the fund's inception on September 29, 2000, were extremely difficult for stocks, with all major indices ending in negative territory. After surging during the early part of 2000, technology stocks corrected sharply as the year progressed, finishing down 30% to 35% for the year and approximately 50% from their peak in March. While it is discouraging to get off to such a poor start, we believe conditions are becoming more favorable for a sustained recovery in global technology stocks.

     Performance Comparison
     ---------------------------------------------------------------------------
     x                                             Since Inception
     Periods Ended 12/31/00                               9/29/00
     ---------------------------------------------------------------------------

     Global Technology Fund                               -25.70%
     S&P 500 Index                                         -7.82

          Your fund finished the three-month period with a loss of 25.70%, well behind the -7.82% pace of the unmanaged Standard & Poor's 500 Stock Index. Technology stocks suffered considerable damage globally in the final quarter of the year, putting heavy pressure on all funds that invest in our segments of the market.


     MARKET ENVIRONMENT

          The stock market had its worst year in more than a decade, with every major index finishing down. For the first time in quite a while, value stocks significantly outpaced growth stocks. Fears about economic recession, the debacle surrounding the presidential election, and an avalanche of earnings disappointments all weighed heavily on stocks in the latter stages of the year.

          As we moved into the summer of 2000, coordinated interest rate hikes across the globe began to affect global economic growth, slowing purchases of information technology by both businesses and consumers. Saturation and technology transition issues moderated growth in the important personal computer and wireless industries. The semiconductor industry quickly downshifted from capacity constraints to oversupply.

          As investors refocused on traditional metrics of value such as earnings, cash flow, and return on invested capital, the financing funnel for pure play dot-coms and emerging communications carriers constricted, forcing these companies to restrain spending on information technology. With these "rabbits" at least temporarily out of the race, there was less pressure on established businesses to spend to keep pace. Accordingly, fundamentals-growth dynamics, profit trends, business visibility-across the technology sector decayed as the year ended.

          With valuations at such extreme levels and sentiment still euphoric, the reality of weakening fundamentals sent the technology sector into a rapid and severe descent. The fourth quarter was especially bad for technology, wiping out the strong gains made during the first quarter and resulting in the worst year of technology stock performance in memory. There was really no place to hide: computers or communications; hardware, software, or semiconductors; U.S., Europe, or Asia-no segment or region was spared.

          Outside the U.S., Europe's tech-dominated Neuer Markt's Nemax-50 Index fell nearly 75% from its all-time high in March 2000. In Asia, the technology leaders in Korea, Japan, and Taiwan ended the year down 40% to 50% from their highs. While the U.S. still accounts for the majority of the global market for technology goods and services, Europe and Asia are playing an increasingly important role in demand growth and industry structure.

          Encouragingly, the severe correction we experienced during 2000 has brought valuation levels back to more appropriate levels. While absolute valuations remain high compared to historical norms, they are appreciably lower than year-ago levels. Furthermore, relative to the broader market as proxied by the S&P 500, valuations are approaching historical averages. Hence, although valuations remain stretched in select segments of technology and may, at least temporarily, fall below historical averages, we believe much of the sector-specific valuation risk has dissipated.

          Obviously, investor sentiment toward the technology sector has cooled considerably, shifting from euphoric to pessimistic over the course of the year. Tributes to dot-coms have morphed into obituaries about "dot-bombs," while entrepreneurial riches have been transformed into embarrassing margin calls. Aggressive day-trading is once again viewed as a costly exercise in financial futility, and short interest on both the NYSE and Nasdaq stand at record levels. (High levels of short-selling, which is a bet that stocks will fall, are viewed conversely as a bullish indicator.) Gallows humor fills the hallways of investor conferences, and technology investors universally fear company commentary on first-half 2001 prospects. Such negative sentiment may be regarded as a long-term bullish sign.

     PORTFOLIO REVIEW

          The fund remains broadly diversified across the primary segments of the technology sector and across geographic areas. Stocks of U.S. companies constitute 63% of the portfolio, while Europe and the Far East account for 17% and 11%, respectively. The rest of portfolio assets is divided among Canada and other regions. Stocks of enterprise software, wireline equipment, semiconductor components, and wireless services companies each represent more than 10% of the portfolio and together represent more than 50% of assets. To facilitate trading and meet cash flow variances, 6% of the portfolio is held in reserves. There are 85 holdings in the portfolio, with the 10 largest accounting for 23% of fund assets.

     Geographic Diversification
     ---------------------------------------------------------------------------

          United States                                63%

          Europe                                       17%

          Far East                                     11%

          Canada                                        2%

          Other and Reserves                            7%



          During the past three months, no particular segment contributed positively to performance. Among our seven primary sectors, only media was spared a double-digit percentage decline. Among specific holdings, standout contributors were emerging radio operator Radio One, systems management software vendor NetIQ, U.S. cable operator Cox Communications, and wireless pioneer QUALCOMM. Obviously, in a period of substantial declines, the fund had an expansive array of underachievers. Standout laggards included many of our core holdings in the Internet infrastructure and broadband communications areas.

          Given the severe correction in technology stocks since the inception of the fund, we would like to take the unusual step of sharing our thoughts regarding portfolio strategy. In the current environment of deteriorating near-term technology company fundamentals, we are extending our investment horizon out to, and beyond, 2002. Accordingly, we will use the heightened market volatility and stock price pressure to laser focus the fund in those areas that we continue to believe will facilitate innovation and productivity in the technology sector for the next three to five years: Internet infrastructure, broadband communications, proprietary semiconductors, and outsourcing. The shift in the technology sector's center of gravity from computing to communications is the most meaningful transition since host-based computing yielded to the personal computer and client-server computing more than a decade ago. We believe that in a few years we will look back on the current environment as an excellent opportunity to position the fund for long-term success. Accordingly, significant purchases during the period included procurement software leader Ariba, networking giants Cisco Systems and Nortel Networks, Japanese wireless leader NTT DoCoMo, semiconductor vendors Analog Devices and Xilinx, and contract manufacturer Flextronics International.

     Sector Diversification
     ---------------------------------------------------------------------------

     Communications Equipment                                      21

     Semiconductors                                                17

     Software                                                      16

     Communication Services                                        15

     Hardware                                                      14

     Media                                                          9

     Reserves                                                       6

     E-Commerce                                                     2


     OUTLOOK

          Although we now have three of the necessary requirements for a sustained recovery in place-an accommodative Fed, more reasonable valuations, and negative investor sentiment-we lack a catalyst to reinvigorate the technology sector. We believe that such a catalyst could come from two sources: some improvement in the global macroeconomic situation or improving technology company fundamentals. While it is probable that neither catalyst is likely to manifest itself before the second half of 2001, the stocks are likely to anticipate their impact, benefiting investors in our sectors.

          The decline in technology stocks outside the U.S. enhances the opportunity for global technology investors. Relative to the U.S., the rest of the world remains under-penetrated with respect to technology spending. While America invests over 4% of GDP in technology, the rest of the developed economies spend only about 2%. This gap should narrow as foreign corporations invest a larger proportion of revenues on information technology productivity tools to maintain their global competitiveness.

          Despite the difficulties of the past year, technology companies outside the U.S. are likely to retain leadership in a variety of markets, including wireless services and devices and consumer electronics. We believe your fund has good exposure to advanced wireless communications services in Europe and Asia. In general, our global investments in mobile communications services and broadband and Internet infrastructure should bear fruit in coming years.

          One final comment to our shareholders. While suffering a substantial short-term paper loss is indeed disappointing, remember that, historically, this asset class has withstood the test of time, offering superior returns to those investors who have made this type of fund part of their core, longer-term investment strategy. Despite the severe underperformance of technology stocks this calendar year, and even assuming you had the misfortune of investing in technology stocks at the four worst times during the past 15 years-in October 1987 before the crash, in July 1990 before the Gulf War, in October 1997 before the Asian Crisis, and in April 1998 before the debt crisis-you still would have outperformed the broader market measured by the S&P 500 as of December 31, 2000.

          Your fund commenced operations in a difficult global environment for technology stocks. Nevertheless, we are extremely optimistic about its long-term prospects for growth.

          We appreciate your support.




          Respectfully submitted,

          Charles A. Morris
          President and chairman of the fund's Investment Advisory Committee

          January 19, 2001

          The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/00

     Western Wireless                                             2.6%

     NetIQ                                                        2.6

     Nokia                                                        2.6

     Flextronics International                                    2.5

     Cisco Systems                                                2.4
     ---------------------------------------------------------------------------

     Applied Micro Circuits                                       2.3

     Analog Devices                                               2.1

     Sony                                                         2.1

     Texas Instruments                                            2.0

     Xilinx                                                       1.9
     ---------------------------------------------------------------------------

     Ariba                                                        1.8

     Siebel Systems                                               1.7

     Oracle                                                       1.7

     QUALCOMM                                                     1.7

     Vodafone                                                     1.7
     ---------------------------------------------------------------------------

     Maxim Integrated Products                                    1.6

     VeriSign                                                     1.6

     Altera                                                       1.6

     Millicom International Cellular                              1.6

     Colt Telecom Group                                           1.5
     ---------------------------------------------------------------------------

     EMC                                                          1.5

     Furukawa Electric                                            1.5

     ASM Lithography                                              1.4

     Sprint PCS                                                   1.4

     Clear Channel Communications                                 1.4
     ---------------------------------------------------------------------------

     Total                                                       46.8%


Note: Table excludes reserves.


T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     MAJOR PORTFOLIO CHANGES
     Listed in descending order of size

     3 Months Ended 12/31/00

     Ten Largest Purchases
     ---------------------------------------------------------------------------

     NTT DoCoMo*

     Nortel Networks*

     Cisco Systems*

     Sky Perfect Communications*

     McDATA*

     Analog Devices*

     Flextronics International*

     Ariba*

     VeriSign*

     Xilinx*


     Ten Largest Sales
     ---------------------------------------------------------------------------

     NTT DoCoMo

     McDATA**

     Sky Perfect Communications**

     LSI Logic**

     Nortel Networks

     America Online

     Microsoft

     Ixia**

     Grupo Televisa

     Fujitsu**

     *        Position added
     **       Position eliminated


T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Financial Highlights          For a share outstanding throughout the period
--------------------------------------------------------------------------------

                                                              9/29/00
                                                              Through
                                                             12/31/00

  NET ASSET VALUE
  Beginning of period                                      $    10.00

  Investment activities
     Net investment income (loss)                               (0.01)
     Net realized and
     unrealized gain (loss)                                     (2.56)

     Total from
     investment activities                                      (2.57)

  NET ASSET VALUE
  End of period                                            $     7.43

  Ratios/Supplemental Data

  Total return(diamond)                                        (25.70)%
  Ratio of total expenses
  to average net assets                                        1.37%!

  Ratio of net investment
  income (loss) to average
  net assets                                                 (0.25)%!

  Portfolio turnover rate                                     123.6%!

  Net assets, end of period
  (in thousands)                                           $  131,168

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all istributions.

!         Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------
                                                            December 31, 2000

Statement of Net Assets                                Shares           Value
--------------------------------------------------------------------------------
                                                                 In thousands

       Common Stocks 93.6%

       SEMICONDUCTORS 17.3%

       Semiconductor Components 12.4%

       Altera *                                   77,800           $   2,050

       Analog Devices *                           54,100               2,769

       Applied Micro Circuits *                   40,800               3,066

       Lattice Semiconductor *                    30,200                 554

       Maxim Integrated Products *                44,100               2,107

       Rohm (JPY)                                  3,000                 570

       Texas Instruments                          55,000               2,606

       Xilinx *                                   53,900               2,496

                                                                      16,218


       Semiconductor Equipment 4.9%

       Applied Materials *                        41,100               1,570

       ASM Lithography *                          84,200               1,894

       Cypress Semiconductor *                    60,000               1,181

       KLA-Tencor *                               52,500               1,770

                                                                       6,415

       Total Semiconductors                                           22,633



       HARDWARE 14.2%

       Peripherals 1.5%

       EMC *                                      29,700               1,975

                                                                       1,975


       Systems 6.8%

       Dell Computer *                            80,700               1,410

       Hewlett-Packard                            38,800               1,225

       Legend Holdings (HKD)                   1,638,000               1,029

       Philips Electronics ADR                    40,000               1,450

       Sony ADR                                   39,200               2,734

       Sun Microsystems *                         40,000               1,114

                                                                       8,962


       Contract Manufacturing 5.9%

       Celestica *                                19,400               1,052

       Flextronics International *               115,800               3,300

       Sanmina *                                  18,200               1,395

       SCI Systems *                              48,700           $   1,285

       Solectron *                                21,500                 729

                                                                       7,761

       Total Hardware                                                 18,698


       SOFTWARE 16.0%

       Enterprise Software 14.4%

       Ariba *                                    43,500               2,334

       Autonomy (GBP) *                           22,400                 641

       Business Objects S A *                     19,400               1,099

       Cap Gemini (EUR)                            6,400               1,032

       Internet Security Systems *                16,500               1,294

       Mercury Interactive *                      10,300                 929

       Microsoft *                                38,800               1,684

       NetIQ *                                    39,200               3,424

       NICE Systems ADR *                          9,700                 194

       Oracle *                                   77,100               2,241

       Siebel Systems *                           33,400               2,258

       Software (EUR) *                            8,300                 644

       VERITAS Software *                         12,600               1,103

                                                                      18,877

       Consumer and Multi Media Software 1.6%

       Electronic Arts *                          40,000               1,706

       Konami (JPY)                                6,000                 450

                                                                       2,156

       Total Software                                                 21,033


       MEDIA 8.6%

       Media 8.6%

       America Online *                           33,000               1,148

       AT&T Liberty Media (Class A) *             72,100                 978

       Clear Channel Communications *             36,600               1,773

       Cox Communications (Class A) *             33,700               1,569

       Fuji Television Network (JPY)                  54                 376

       Grupo Televisa GDR *                       23,800               1,069

       NDS Group ADR *                             8,800                 478

       Radio One (Class D) *                     142,000               1,558

       Viacom (Class A) *                         17,200           $     808

       VNU (EUR)                                  30,100               1,480

       Total Media                                                    11,237


       COMMUNICATION SERVICES 15.1%

       Wireless Services 10.2%

       China Mobile (Hong Kong) (HKD) *          228,500               1,248

       McLeod USA *                               94,600               1,336

       Millicom International Cellular *          88,800               2,034

       NTT DoCoMo (JPY)                               50                 862

       Partner Communications ADR *               90,100                 532

       Sprint PCS *                               88,800               1,815

       Vodafone                                   60,800               2,177

       Western Wireless *                         87,400               3,428

                                                                      13,432


       Wireline Services 4.9%

       Asia Global Crossing (Class A) *           33,100                 218

       Colt Telecom Group (GBP) *                 30,900                 665

       Colt Telecom Group ADR *                   15,000               1,316

       Energis (GBP) *                            89,600                 603

       Exodus Communications *                    60,000               1,198

       WorldCom *                                 44,800                 630

       XO Communications *                        94,500               1,686

                                                                       6,316

       Total Communication Services                                   19,748


       E-COMMERCE 2.2%

       E-Commerce 2.2%

       Altran Technologies (EUR)                   3,600                 815

       VeriSign *                                 27,900               2,068

       Total E-Commerce                                                2,883


       COMMUNICATIONS EQUIPMENT 20.2%

       Wireline Equipment 14.2%

       Alcatel Alsthom ADR                        10,200                 571

       AudioCodes *                               14,800                 200

       CIENA *                                    21,400           $   1,741

       Cisco Systems *                            82,000               3,137

       Corning                                    31,000               1,637

       Furukawa Electric (JPY)                   109,000               1,902

       JDS Uniphase *                             23,600                 982

       Juniper Networks *                         11,400               1,438

       Marconi (GBP)                              38,200                 411

       Matsushita Communication Industrial (JPY   13,300               1,669

       Nortel Networks                            43,200               1,385

       ONI Systems *                              25,000                 990

       SDL *                                      11,400               1,691

       Sycamore Networks *                        25,000                 937

                                                                      18,691


       Wireless Equipment 6.0%

       Comverse Technology *                       6,200                 674

       LM Ericsson (Class B) ADR                  88,300                 991

       Motorola                                   29,100                 589

       Nokia ADR                                  77,000               3,349

       QUALCOMM *                                 26,800               2,202

                                                                       7,805

       Total Communications Equipment                                 26,496

       Total Common Stocks (Cost $160,417)                           122,728


       Short-Term Investments 8.9%

       Money Market Funds 8.9%

       Government Reserve Investment
       Fund, 6.34%#                            11,672,600             11,673

       Total Short-Term Investments
       (Cost 11,673)                                                  11,673

T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

                                                                Value
     ---------------------------------------------------------------------------
                                                         In thousands

     Total Investments in Securities

     102.5% of Net Assets (Cost $172,090)                  $  134,401

     Other Assets Less Liabilities                             (3,233)


     NET ASSETS                                            $  131,168

     Net Assets Consist of:

     Accumulated net realized gain/loss -
     net of distributions                                  $   (5,572)

     Net unrealized gain (loss)                               (37,689)

     Paid-in-capital applicable to
     17,662,911 shares of $0.0001 par
     value capital stock outstanding;
     1,000,000,000 shares authorized                          174,429

     NET ASSETS                                            $  131,168

     NET ASSET VALUE PER SHARE                             $     7.43



         #        Seven-day yield
         *        Non-income producing
         ADR      American Depository Receipt
         EUR      Euro
         GBP      British sterling
         GDR      Global Depository Receipt
         HKD      Hong Kong dollar
         JPY      Japanese yen


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             9/29/00
                                                             through
                                                             12/31/00

  Investment Income (Loss)

  Income

     Interest                                              $      381
     Dividend (net of foreign taxes of $1)                         20
     Total Income                                                 401

  Expenses
     Investment management                                        274
     Shareholder servicing                                         76
     Registration                                                  55
     Organizational                                                48
     Custody and accounting                                        33
     Legal and audit                                                4
     Prospectus and shareholder reports                             2
     Directors                                                      1
     Total expenses                                               493
     Expenses paid indirectly                                      (1)
     Net expenses                                                 492

  Net investment income (loss)                                    (91)

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
     Securities                                                (5,563)
     Foreign currency transactions                                (42)
     Net realized gain (loss)                                  (5,605)

  Change in net unrealized gain or loss on securities         (37,689)
  Net realized and unrealized gain (loss)                     (43,294)

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                   $  (43,385)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                              9/29/00
                                                              Through
                                                             12/31/00

  Increase (Decrease) in Net Assets

  Operations
     Net investment income (loss)                          $      (91)
     Net realized gain (loss)                                  (5,605)
     Change in net unrealized gain or loss                    (37,689)
     Increase (decrease) in net assets from operations        (43,385)

  Capital share transactions *
     Shares sold                                              185,106
     Shares redeemed                                          (10,653)
     Increase (decrease) in net assets from capital
     share transactions                                       174,453

  Net Assets
  Increase (decrease) during period                           131,068
  Beginning of period                                             100

  End of period                                            $  131,168

*Share information
     Shares sold                                               18,967
     Shares redeemed                                           (1,314)
     Increase (decrease) in shares outstanding                 17,653


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------
                                                           December 31, 2000

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Global Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 29, 2000. The fund seeks to provide long-term capital growth.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $207,756,000 and $41,775,000, respectively, for the period ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 2000, the fund has $878,000 of capital loss carryforwards, all of which expires in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the period ended December 31, 2000. The reclassifications relate primarily to the current net operating loss and organizational expenses. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.
     ---------------------------------------------------------------------------

     Undistributed net investment income                   $   91,000
     Undistributed net realized gain                           33,000
     Paid-in-capital                                         (124,000)


     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $172,090,000. Net unrealized loss aggregated $37,689,000 at period-end, of which $2,259,000 related to appreciated investments and $39,948,000 to depreciated investments.


Note 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group).

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $89,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the period then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage, and extraordinary expenses, through December 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 1.50%. Thereafter, through December 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.50%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $73,000 for the period ended December 31, 2000.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the period ended December 31, 2000, totaled $250,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Global Technology Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Global Technology Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Technology Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period September 29, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with custodians, provides a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001


T. Rowe Price Shareholder SErvices
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled,automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for epresentative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.     F132-050  12/31/00